                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



           Date of Report:    July 16, 2003
                              -------------


           United Community Financial Corp.
           ---------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

           Ohio                            0-24399            34-1856319
           ---------------------------------------------------------------------
           (State or other jurisdiction  (Commission        (IRS Employer of
                  incorporation)         File Number)     Identification Number)


           275 Federal Plaza West
           Youngstown, Ohio                                  44503-1203
           ---------------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)


           Registrant's telephone number, including area code   (330) 742-0500
                                                              ------------------


                                 Not Applicable
          -------------------------------------------------------------
         (Former name or former address, if changes since last report.)

Item 7. Financial Statements and Exhibits

        (a.) and (b.)    Not applicable.

        (c.)             Exhibits.  See Index to Exhibits.



Item 9: Regulation FD Disclosure, providing information under Items 9 and 12.

On July 16, 2003, United Community Financial Corp. issued a press release discussing its earnings for the second quarter of 2003. The press release is attached as Exhibit 99.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                        UNITED COMMUNITY FINANCIAL CORP.

                        By:  /s/  Patrick A. Kelly
                             -------------------------------
                             Patrick A. Kelly
                             Chief Financial Officer



Dated: July 16, 2003

                                INDEX TO EXHIBITS


        Exhibit 99      Press release dated July 16, 2003